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                                                                  Exhibit 10.102

                             POST-CLOSING AGREEMENT

      THIS POST-CLOSING AGREEMENT (this "Agreement") is made as of the ___ day of_______ 2004, by INLAND WESTERN EULESS LIMITED PARTNERSHIP, an Illinois limited partnership, having an office at 2901 Butterfield Road, Oak Brook, Illinois 60523 having its principal place of business ("Borrower"), to BEAR STEARNS COMMERCIAL MORTGAGE, INC., a New York corporation, having an address at 383 Madison Avenue, New York, New York 10179 ("Lender").

                                    RECITALS:

      A. Borrower by its promissory note of even date herewith given to Lender (the note together with all extensions, renewals, modifications, substitutions and amendments thereof shall collectively be referred to as the "Note") is indebted to Lender in the principal sum of $8,950,000.00 in lawful money of the United States of America, with interest from the date thereof at the rates set forth in the Note (the indebtedness evidenced by the Note, together with such interest accrued thereon, shall collectively be referred to as the "Loan"), principal and interest to be payable in accordance with the terms and conditions provided in the Note.

      B. The Loan is secured by, among other things, a Deed of Trust and Security Agreement (the "Security Instrument"), dated as of the date hereof, which grants Lender a first lien on the property encumbered thereby (the "Property"). All and any of the documents other than the Note, the Security Instrument and this Agreement now or hereafter executed by Borrower and/or others and by or in favor of Lender, which wholly or partially secure or guarantee payment of the Note are referred to as the "Other Security Documents."

      C. Lender was unwilling to make the Loan to Borrower unless Borrower agreed to timely perform the matters set forth herein.

                                   AGREEMENT:

      For good and valuable consideration the parties hereto agree as follows:

      1. POST-CLOSING OBLIGATIONS. Borrower covenants and agrees to provide to Lender evidence satisfactory to Lender in its sole and absolute discretion that it has accomplished each of the tasks identified on EXHIBIT A attached hereto and incorporated by reference herein.

      2. GOVERNING LAW. This Agreement shall be deemed to be a contract entered into pursuant to the laws of the State of New York and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of New York.

      3. NOTICES. All notices or other written communications to Borrower or Lender hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person with receipt acknowledged by the recipient thereof, (ii) one (1) Business Day (hereinafter defined) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three
(3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified

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mail, postage prepaid, return receipt requested, addressed to Borrower or Lender at their addresses set forth in the Security Instrument or addressed as such party may from time to time designate by written notice to the other parties.
For purposes of this Agreement, the term "Business Day" shall mean any day other than Saturday, Sunday or any other day on which banks are required or authorized to close in New York, New York.

      Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

      4. NO ORAL CHANGE. This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

      5. LIABILITY. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

      6. INAPPLICABLE PROVISIONS. If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

      7. HEADINGS, ETC. The headings and captions of various paragraphs of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

      8. DUPLICATE ORIGINALS; COUNTERPARTS. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Assignment. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

      9. NUMBER AND GENDER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

      10. SECONDARY MARKET/SERVICING. Lender may, at any time, sell, transfer or assign this Agreement, the Note, the Security Instrument and the Other Security Documents, and any or all servicing rights with respect thereto, or grant participations therein or issue mortgage passthrough certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (the "Securities"). Lender may forward to each purchaser, transferee, assignee, servicer, participant, investor in such Securities or any Rating Agency rating such Securities (collectively, the "Investor") and each prospective Investor, all documents and information which Lender now has or may hereafter acquire relating to the Debt and to Borrower and the Property, whether furnished by Borrower or otherwise, as Lender determines necessary

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or desirable. Borrower agrees to cooperate with Lender in connection with any transfer made or any Securities created pursuant to the Security Instrument, including, without limitation, the delivery of an estoppel certificate in accordance therewith, and such other documents as may be reasonably requested by Lender. Borrower shall also furnish and Borrower consents to Lender furnishing to such Investors or such prospective Investors any and all information concerning the Property, the Leases, the financial condition of Borrower as may be requested by Lender, any Investor or any prospective Investor in connection with any sale, transfer or participation interest. Lender may retain or assign responsibility for servicing the Loan, including the Note, the Security Instrument, this Agreement and the Other Security Documents, or may delegate some or all of such responsibility and/or obligations to a servicer including, but not limited to, any subservicer or master servicer. Lender may make such assignment or delegation on behalf of the Investors if the Note is sold or this Agreement or the Other Security Documents are assigned. All references to Lender herein shall refer to and include any such servicer to the extent applicable.

      11.   MISCELLANEOUS.

            (a) Wherever pursuant to this Agreement (i) Lender exercises any right given to it to approve or disapprove, (ii) any arrangement or term is to be satisfactory to Lender, or (iii) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

            (b) Wherever pursuant to this Agreement it is provided that Borrower pay any costs and expenses, such costs and expenses shall include, but not be limited to, legal fees and disbursements of Lender, whether retained firms, the reimbursement for the expenses of in-house staff or otherwise.

      12. EXCULPATION. Borrower's obligations under this Agreement are subject to the provisions of Article 15 of the Security Instrument, and such provisions are incorporated herein by reference.

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      IN WITNESS WHEREOF the undersigned have executed this Agreement as of the date and year first written above.

                               BORROWER:

                               INLAND WESTERN EULESS LIMITED PARTNERSHIP, an Illinois limited partnership

                               By: Inland Western Euless GP, L.L.C., a
                                   Delaware limited liability company,
                                   its sole general partner

                                   By: Inland Western Retail Real Estate Trust,
                                       Inc., a Maryland corporation, its sole
                                       member

                                       By: /s/ Debra A. Palmer
                                           -------------------
                                           Name: Debra A. Palmer
                                           Title: Asst. Secretary

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                                    EXHIBIT A

Borrower shall use best efforts to deliver to Lender the Chicago Title Insurance Company's amendatory endorsement to the Chicago Title Insurance Company Policy in favor of Lender, which shall state that the exceptions in items 12(b)(c)(d)(e)(f) and (i) of the Commitment No. 44-901-80-TNB1467 are removed from said policy on or before six (6) months of the date hereof.

Borrower shall use best efforts to deliver to Lender the tenant estoppel executed by Whataburger, Inc. within thirty (30) days of the date hereof in the form attached.